Exhibit 10.34

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of September 15, 2020

Between:

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

1.                                      THIS AMENDMENT

The Parties agree hereby to amend the Master Repurchase Agreement dated August 17, 2017 between AmeriHome Mortgage Company, LLC and JPMorgan Chase Bank, N.A. (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated July 2, 2018, the Second Amendment to Master Repurchase Agreement dated September 20, 2018, the Third Amendment to Master Repurchase Agreement dated September 19, 2019, and the Omnibus Letter Agreement dated May 1, 2020 (the “Omnibus Letter Agreement”, and the Original MRA as so amended, the “Amended MRA”) and as amended hereby and supplemented, further amended or restated hereafter from time to time, the “MRA”) to extend the latest Termination Date, revise the definition of Eligible Mortgage Loan, and amend Ineligible Loan Types and they hereby further amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (the “Fourth Amendment to MRA” or within itself only, this “Amendment”) have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbers of the Sections of the Amended MRA amended hereby.

2.                                      Definitions; Interpretation

(a)                                 Definitions

The following definitions are amended to read as follows:

“Eligible Mortgage Loan” means, on any date of determination, a Mortgage Loan:

(i)                                     for which each of the applicable representations and warranties set forth on Exhibit B is true and correct as of such date of determination;

(ii)                                  that is either a Conventional Conforming Loan or a Government Loan;

(iii)                               if a Correspondent Loan, whose Origination Date was no more than [***]before the Purchase Date for the initial Transaction in which the Mortgage Loan was purchased by Buyer;

(iv)                              if a Correspondent Loan, it was acquired by Seller from an Approved Correspondent, or if Seller acquired it from a correspondent that Buyer has not approved, Buyer elects in its sole discretion to purchase such Mortgage Loan;

(v)                                 if not a Correspondent Loan, whose Origination Date was no more than [***]before the Purchase Date for the initial Transaction in which that Mortgage Loan was purchased by Buyer;

(vi)                              that is eligible for sale to an Approved Takeout Investor under its Takeout Guidelines;

(vii)                           that has a scheduled Repurchase Date not later than the following number of days after the Purchase Date for the initial Transaction to which that Mortgage Loan was subject:

Type of Mortgage Loan	Number of days
Conventional Conforming Loan	[***]
Government Loan	[***]
Moderately Aged Loan	[***]
Long Aged Loan	[***]

(viii)                        that does not have a Combined Loan-to-Value Ratio in excess of [***]in the case of a Conventional Conforming Loan or a Government Loan (or, in each case, such other percentage determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) and, if its Loan-to-Value Ratio is in excess of [***](or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time), it has private mortgage insurance in an amount required by the applicable Agency Guidelines, unless pursuant to Agency Guidelines in existence at the time such Mortgage Loan was originated, private mortgage insurance is not required for such Mortgage Loan;

(ix)                              if a Government Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Government Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount; provided that the sum of the Purchase Prices of all Government Loans that are also Cash Out Refinancing Loans and that are then subject to Transactions shall not exceed [***];

(x)                                 if a Cash Out Refinancing Loan that is a Conventional Conforming Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Conventional Conforming Cash Out Refinancing Loans that are then subject to Transactions, is less than or equal to [***](or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(xi)                              if a Second Home Loan or Investor Loan that is a Conventional Conforming Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Conventional Conforming Second Home Loans and Investor Loans that are then subject to Transactions, is less than or equal to [***](or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(xii)                           for which, on or before its Purchase Date, its Mortgage Loan Schedule has been delivered to Buyer and an Asset Schedule listing it has been delivered to Custodian;

(xiii)                        for which, if not a Wet Loan, a complete Asset File has been delivered to Custodian on or before its Purchase Date and Buyer has received a Custodian’s Asset Schedule and Exception Report that includes it;

(xiv)                       for which, if a Wet Loan:

(A)                              on or before its Purchase Date, if requested by Buyer pursuant to Section 5 of the Side Letter as a condition precedent, a written fraud detection report acceptable to Buyer in its sole discretion has been delivered to Buyer;

(B)                               if requested by Buyer, all applicable items listed in clauses (i) through (iii) of the definition of Loan Eligibility File have been delivered to Buyer on or before its Purchase Date;

(C)                               at or before its Wet Delivery Deadline, a complete Asset File has been delivered to Custodian and Buyer has received an updated Custodian’s Asset Schedule and Exception Report that includes it;

(xv)                          if a Wet Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Wet Loans that are then subject to Transactions, is less than or equal to (i) [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount on any day that is [***]Business Days of any calendar month or (ii) [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount on any other day (Wet Loans are also subject to the sublimits set forth in this definition of Eligible Mortgage Loan for their respective loan types);

(xvi)                       that, if subject to a Takeout Commitment, (a) is not subject to a Takeout Commitment that has expired or been terminated or cancelled by the Approved Takeout Investor or with respect to which Seller is in default, (b) has not been rejected or excluded for any reason (other than default by Buyer) from such Takeout Commitment by the Approved Takeout Investor;

(xvii)                    that, if subject to a Hedging Arrangement, is not subject to a Hedging Arrangement that has expired or been cancelled by the Hedging Arrangement counterparty or with respect to which Seller is in default or a termination event has occurred;

(xviii)                 if a Long Aged Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all Long Aged Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time) of the Facility Amount;

(xix)                       if and to the extent that Buyer elects by notice to Seller to review and approve them, for which Mortgage Loan Buyer has approved the underwriting [***];

(xx)                          that is not a Mortgage Loan that Seller has failed to repurchase when required by the terms of this Agreement;

(xxi)                       for which the related Mortgage Note has not been out of the possession of Custodian pursuant to a Request for Release of Documents (x) for more than [***]after the date of such Request for Release of Documents if such documents are received by  Seller or any subservicer that is an Affiliate of Seller, or (y) for more than [***]after the date of that Request for Release of Documents if such documents are received by a subservicer that is not an Affiliate of Seller and who has delivered an executed Bailee Letter to Custodian;

(xxii)                    for which neither the related Mortgage Note nor the Mortgage has been out of the possession of Custodian pursuant to a Bailee Letter for more than the number of days specified in such Bailee Letter, or if such Bailee Letter does not specify a time limit, for more than [***]after the related Approved Takeout Investor’s scheduled purchase date;

(xxiii)                 that is not a Defaulted Loan;

(xxiv)                whose Mortgagor has a FICO Score of at least [***] (or such other minimum FICO Score as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time); and

(xxv)                   for which, if not a Wet Loan, a complete Loan File has been delivered to Buyer on or before its Purchase Date;

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller or Buyer designates as the Termination Date by written notice given to the other Party at least [***]before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to Seller at any time after [***]shall have elapsed after any Change in Control, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iv) December 16, 2020.

Exhibit B

Clause (nnn) of Exhibit B of the Agreement is amended in its entirety to read as follows:

(nnn)                   Ineligible Loan Types.  The Mortgage Loan is not (i) a negative amortization loan, (ii) a second lien loan, (iii) a home equity line of credit or similar loan, (iv) a reverse mortgage, (v) a subprime Mortgage Loan or alt-A Mortgage Loan or (vi) considered an “Expanded Approval” loan or a similar loan such as is described in the applicable Agency’s eligibility certification.  For the avoidance of doubt, even if specified or referenced in the definition of “Eligible Mortgage Loan” under this Agreement as amended and in effect before the [***]effective date of the Omnibus Letter Agreement, the following Loan Types are ineligible for inclusion in any Transaction entered into on or after that effective date:

Low FICO Government Loans, Manufactured Home Loans, Jumbo Loans and RHS Loans

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:
Carolyn W. Johnson
Authorized Officer

AMERIHOME MORTGAGE COMPANY, LLC

By:
Name:
Title:

Signature page to Fourth Amendment to Master Repurchase Agreement between

JPMorgan Chase Bank, N.A. and Amerihome Mortgage Company LLC